SUBSCRIPTION AGREEMENT

This Subscription Agreement dated as of March 22, 2019 (this “Agreement”), is entered into between the individual whose name is set forth on the signature page hereto (the “Subscriber”) and Adamant DRI Processing and Minerals Group a Nevada corporation (the “Company”).

Preliminary Statement

Subscriber desires to purchase, and the Company is willing to sell, upon the terms and conditions stated in this Agreement, the number of shares of the Company’s common stock set forth on the signature page hereto (the “Shares”) for the purchase price set forth on the signature page (the “Purchase Price”).

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, and intending to be legally bound, the parties hereby agree as follows:

SECTION 1

1.1 Subscription.

Subscriber, intending to be legally bound, hereby subscribes for and agrees to purchase the Shares for the Purchase Price, in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Subscriber will deliver the Purchase Price by check or by wire transfer to an account designated by the Company. The Company will deliver the Shares to the Subscriber shortly after payment of the Purchase Price.

SECTION 2

2.1 Subscriber Representations, Warranties and Covenants. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a) Investment Purposes. The Subscriber is acquiring the Shares for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in any transactions that would be in violation of the Securities Act or the securities laws of any other jurisdiction. No other person has a direct or indirect beneficial interest in, and the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to, the Shares or any part of the Shares for which the undersigned is subscribing that would be in violation of the Securities Act or the securities laws of any other jurisdiction.

(b) Authority. The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber.

(c) Exemption from Registration. The Subscriber acknowledges its understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the Subscriber made herein, the Subscriber further represents and warrants to and agrees with the Company that the Subscriber is not a citizen or resident of the United States and that this transaction originated and was consummated in China. Further, Subscriber has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain information concerning the Company and the offering of the Shares.

(d) No Reliance. Other than as set forth herein, the Subscriber is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares. The Subscriber has consulted, to the extent deemed appropriate by the Subscriber, with the Subscriber’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that its investment in the Shares is suitable and appropriate for the Subscriber.

(e) Experience of Subscriber. The Subscriber has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Subscriber is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(f) General Solicitation. The Subscriber is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g) Legends. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

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(i) The Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company, if any, in order to implement the restrictions on transfer of the Shares set forth in this Section.

SECTION 3

3.1 Company’s Representations and Warranties. The Company represents and warrants to the undersigned as follows:

(a) Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of Nevada.

(b) Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c) Exemption from Registration; Valid Issuances. The Shares, when issued in accordance with the terms and on the basis of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned without registration or qualification pursuant to any applicable federal or state law. The Shares, when issued against payment of the Purchase Price, shall be duly and validly issued, fully paid, and non-assessable. Neither the sale of the Shares pursuant to, nor the Company’s performance of its obligations under, this Agreement shall (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company.

SECTION 4

4.1 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

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4.2 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, prepaid, with a recognized international courier service, (b) delivered personally, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent as provided in clause (a), in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

4.3 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

4.4 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

4.5 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

4.6 Assignability. This Agreement is not transferable or assignable by the undersigned.

4.8 Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles. If there is any litigation relating to this Agreement or the transaction contemplated hereby, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 4.3. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

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{Signature Page to Subscription Agreement for shares of Adamant DRI Processing and Minerals Group}

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

Adamant DRI Processing and Minerals Group

/s/ Wanli Liu	By:	/s/ Ethan Chuang
Wanli Liu		Ethan Chuang
President

Id #
Address:	Address:	Chunshugou Luanzhuang Village
Zhuolu County, Zhangjiakou,
Hebei Province, China, 075600

Number of Shares: 2,498,750
Price per Share: $0.02
Total Price: $49,975

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